                  OPPENHEIMER DEVELOPING MARKETS FUND
               Supplement dated February 23, 2006 to the
                   Prospectus dated December 28, 2005

      This  supplement  amends the Prospectus of Oppenheimer  Developing
Markets Fund (the "Fund") dated December 28, 2005,  and the  Supplements dated  January  10,  2006 and  February  17,  2006 are  replaced by this supplement.

1.    The section titled "Advisory Fees" on page 13 and 14 is deleted and replaced  in its entirety with the following:

      Advisory Fees.  Effective  January 1, 2006 the Fund pays the
      Manager an advisory  fee at an annual rate that  declines as the Fund's  assets grow:  1.00% of the first $250 million of average  annual  net  assets of the Fund,  0.95% of the next
      $250 million,  0.90% of the next $500 million,  0.85% of the next $6.0 billion,  0.80% of the next $3.0 billion and 0.75%
      of average  annual  net  assets in excess of $10.0  billion.
      The Fund's  management  fee for its last  fiscal  year ended
      August 31,  2005 was 0.87% of average  annual net assets for each class of shares.

      A discussion  regarding the basis for the Board of Trustees'
      approval of the Fund's  investment  advisory  contract  with the  Manager is  available  in the Fund's  Annual  Report to shareholders for the fiscal year ended August 31, 2005.

2.    Effective March 6, 2006, the section entitled "WHAT IS THE
MINIMUM AMOUNT YOU MUST INVEST?" on pages 15 and 16 is deleted in its entirety and replaced with the following:

      WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you are only permitted to buy Fund shares with a minimum initial investment of $50,000. This minimum initial investment applies to Class A, Class B, Class C and Class N shares. An existing shareholder may make additional investments at any time
      thereafter with as little as $50. Group retirement plans that hold their shares in an omnibus account that do not already have an account in the Fund, and 457 plans will not be
      permitted to buy Fund shares of any class.

      The minimum initial investment in the Fund is waived for a new
      OppenheimerFunds Portfolio Builder account that selects the
      "Aggressive Model" (as defined in the Portfolio Builder plan).

      Purchases made through certain wrap-fee platforms sponsored by certain broker-dealers that have a special agreement with the
      Fund's Distributor can buy shares with the minimum initial investment specified in the agreement.

      In the following circumstances you can buy Fund shares with a minimum initial investment of $5,000 and make additional
      investments at any time with as little as $50:

o     Direct Rollover/Change of Trustee Requests received in good order by the Fund's Distributor prior to March 6, 2006, directing the current trustee/custodian to liquidate or transfer in kind the assets held in a non-OppenheimerFunds retirement plan
      account to an OppenheimerFunds retirement plan account with
      OFI Trust Company as Trustee.

o     Purchases made by retirement plans that selected the Fund as an investment option for the retirement plan prior to March 6,
      2006 and fund the accounts within 6 months.  Those plans must meet the $5,000 initial purchase minimum or establish an
      ongoing salary deferral for those accounts.

February 23, 2006                                            PS0785.024